UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 25, 2005

                              GIGABEAM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-50985                                            20-0607757
(Commission File Number)                    (I.R.S. Employer Identification No.)



               470 Springpark Place, Suite 900, Herndon, VA 20170
               (Address of Principal Executive Offices) (Zip Code)

                                 (571) 283-6200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 25, 2005, the Compensation Committee of the Board of Directors of GigaBeam Corporation approved an amendment to the 2004 Stock Option Plan to increase the number of shares of common stock available for issuance under the 2004 Stock Option Plan from 500,000 to 1,100,000. The purpose of the 2004 Stock Option Plan is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, GigaBeam by encouraging them to invest in shares of GigaBeam's common stock, and thereby acquire a proprietary interest in GigaBeam and an increased personal interest in GigaBeam's continued success and progress.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired

            None.

      (b)   Pro-forma Financial Information

            None.

      (c)   Exhibits

            The following exhibits are filed herewith:

            Exhibit
            Number         Description
            -------        --------------------------------------
             10.1          2004 Stock Option Plan, as amended

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GigaBeam Corporation


Date: March 28, 2005                   By:  /s/Caroline Kahl
                                         ---------------------------------------
                                       Name:  Caroline Kahl
                                       Title: Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       ------------------------------------
 10.1         2004 Stock Option Plan, as amended